UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

MORLEX, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-30144	84-1028977
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York		10170
(Address of principal executive offices)		(Zip Code)

(212) 581-5150
(Registrant’s telephone number, including area code)

 N/A
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words “expects”, “anticipates”, “intends”, “believes” and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Risk Factors” in our Form 8-K filed on February 14, 2008. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this report.

EXPLANATORY NOTES

The terms “the Company,” “we,” “us,” and “our” refer to Morlex, Inc., a Colorado corporation, unless otherwise stated or the context clearly indicates otherwise.

This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

All financial figures in this Current Report are denominated in U.S. Dollars unless stated otherwise.

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on April 15, 2008 our wholly-owned subsidiary, All Ad Acquisition, Inc., a Delaware corporation (“AAA”), completed the purchase and sale of all of the issued and outstanding capital stock (the “Acquisition”) of Ad Authority, Inc., a Delaware corporation (“Ad Authority”), pursuant to that certain Stock Purchase Agreement, dated November 14, 2007, among AAA, Iakona, Inc., a California corporation (“Iakona”), Mr. Jason Kulpa, and solely for purposes of Section 9.3 of such agreement, Duncan Capital Partners LLC, a Delaware limited liability company. As previously reported, in connection with the Acquisition the Company issued to Iakona a secured promissory note in the principal amount of $4.5 million (the “Iakona Secured Promissory Note”). A copy of the Iakona Secured Promissory Note was filed as an Exhibit to the Company’s Form 8-K filed on April 21, 2008 and is incorporated hereby by reference.

Under the Iakona Secured Promissory Note, $1,500,000 of the principal amount was due and payable to Iakona on April 30, 2008. On April 30, 2008, the Company made a payment of $550,000 towards such due and payable principal amount. Iakona has agreed to grant a limited waiver of the Iakona Secured Promissory Note solely to extend the payment date for the remaining $950,000 that was due and payable on April 30, 2008 to May 12, 2008. Iakona has expressly reserved all other rights and remedies it may have under the Iakona Secured Promissory Note.

As previously reported, Iakona is wholly-owned by Jason J. Kulpa, the Chief Executive Officer of the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 to this Current Report is incorporated into this item by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORLEX, INC.

Dated: May 6, 2008	By:	/s/ Jason J. Kulpa
Name: Jason J. Kulpa
Title: Chief Executive Officer